UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2004

Federal Signal Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-693	36-1063330
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois        60523

(Address of principal executive offices)        (Zip Code)

(630) 954-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 16, 2004, Federal Signal Corporation (the “Registrant”) held a conference call to discuss progress with restructuring initiatives and the outlook for 2005. A copy of the presentation materials and the discussion script is attached as Exhibit 99.1.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

99.1      Federal Signal Corporation presentation materials and discussion script dated December 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: December 21, 2004	By:	/s/ Robert D. Welding

Robert D. Welding President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description
99.1	Federal Signal Corporation presentation materials and discussion script dated December 16, 2004